UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2022
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St.
Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2022, the Federal Home Loan Bank of Des Moines (the “Bank”) and Aaron B. Lee entered into a Separation Agreement and General Release (the “General Release”). The General Release provided that, among other things, it would not be effective until the Bank received non-objection from the Federal Housing Finance Agency (the “FHFA”), the Bank’s regulator. On October 18, 2022, the FHFA issued its non-objection to the General Release and accompanying severance payment. The General Release provides for, among other terms:
(i)    a separation date of September 15, 2022;

(ii)     payment for accrued compensation, including unused vacation through the separation date;

(iii)     severance pay of $211,846, an amount equal to 34 weeks of Mr. Lee’s current salary;

(iv)     a prorated amount of the potential non-deferred target incentive for the year of termination equaling $72,900;

(v)     all unpaid deferred incentive awards from prior incentive years as previously disclosed in the Bank’s annual report on Form 10-K for the year ended December 31, 2021 (filed March 9, 2022);

(vi)     elective continuation of group health, dental, and vision benefits for a maximum of 18 months;

(vii)    career transition services; and

(viii)    a release of all claims by Mr. Lee.

The description of the General Release contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the General Release, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 10.1    Separation Agreement and General Release, by and between Aaron B. Lee and the Federal Home Loan Bank of Des Moines

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

October 20, 2022	By:	/s/ Joelyn R. Jensen-Marren

Name: Joelyn R. Jensen-Marren
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement and General Release, by and between Aaron B. Lee and the Federal Home Loan Bank of Des Moines
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)